SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 8, 2005

QUEST OIL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-26619	98-0207745
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
2000 East Lamar Boulevard, Suite 600
Arlington, Texas 76006
(Address of principal executive offices)

817-462-4091
(Registrant’s Telephone Number)

_____________________________________________________________________________________
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

Not applicable.

Item 1.02  Termination of a Material Definitive Agreement.

Not applicable.

Item 1.03  Bankruptcy or Receivership.

Not applicable.

Section 2 - Financial Information

Item 2.01  Completion of Acquisition or Disposition of Assets.

Not applicable.

Item 2.02  Results of Operations and Financial Condition.

Not applicable.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Not applicable.

Item 2.04  Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

Not applicable.

Item 2.05  Costs Associated with Exit or Disposal Activities.

Not applicable.

Item 2.06  Material Impairments.

Not applicable.

Section 3 - Securities and Trading Markets

    Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard: Transfer of Listing.

Not applicable.

Item 3.02  Unregistered Sales of Equity Securities.

Not applicable.

Item 3.03  Material Modification to Rights of Security Holders.

Not applicable.

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01  Changes in Registrant’s Certifying Accountant.

Not applicable.

Item 4.02  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or
Completed Interim Review.

Not applicable.

Section 5 - Corporate Governance and Management

    Item 5.01  Changes in Control of Registrant.

    Not applicable.

    Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of
Principal Officers.

On August 8, 2005, our board of directors appointed Joseph F. Wallen as a director of the Company.

Mr. Wallen is our Vice President of Operations, Chief Financial Officer and one of our directors.  Mr. Wallen is a Graduate of the University of Texas at San Antonio Business School and has spent the last 26 years performing operations and administrative functions for numerous mid-tier oil and gas companies.  Although his main focus has been in the Texas oil and gas industry, Mr. Wallen has worked in the prolific Altamont-Bluebell Field in the Uinta Basin of Utah.  He handled the administrative and field operations for Roadrunner Oil Inc, an independent operator.  His duties included the monthly government filings, maintaining daily communications with field personnel, internal accounting and lease operation.  Mr. Wallen is well placed to understand the intricacies of oil and gas field accounting and operation.

On August 30, 2005, Roderick Bartlett resigned from his position as a director of the Company. Mr. Bartlett’s resignation was not because of any disagreements with the Company on matters relating to its operations, policies and practices.

On August 30, 2005, our board of directors appointed Douglas Blackman as a director of the Company.

Mr. Blackman is one of our Directors. Mr. Blackman obtained his BA from Trent University, Peterborough, Ontario in 1972 and obtained his law degree from the University of Ottawa Law School in 1975. He moved to Calgary in 1975 and began his career in the Oil and Gas Industry in 1977 working in the Legal Department of BP Exploration Canada for four years followed by eight years with Suncor, Inc. its Land/Legal Departments. During his years with Suncor, he worked on many negotiating agreements with industry counterparts and government officials, and also worked closely with a team of geologists, engineers, and economists evaluating land positions and drilling opportunities for Suncor in Alberta, BC, Saskatchewan and Manitoba both in the exploration and production sectors. Prior to emigrating to New Zealand in 1988 where he worked for Petrocorp in Wellington, NZ in during 1989, Mr. Blackman acted as a consultant for Imperial Oil as an advisor for Esso's takeover of Sulpetro. Since 1997, Mr. Blackman has acted as a consultant for many private and public oil & gas companies in Canada, and has sat on the board of several public and private Canadian Companies. He continues to reside in New Zealand but spends most of the year in Vancouver/Calgary on business.

    Item 5.03  Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

    Not applicable.

    Item 5.04  Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

    Not applicable.

    Item 5.05  Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code
of Ethics.

    Not applicable.

Section 6 - [Reserved]

    Not applicable.

Section 7 - Regulation FD

    Item 7.01  Regulation FD Disclosure.

    Not applicable.

Section 8 - Other Events

    Item 8.01  Other Events.

    Not applicable.

Section 9 - Financial Statements and Exhibits

    Item 9.01  Financial Statements and Exhibits.

    (a)    Financial Statements of Businesses Acquired.

    Not applicable.

    (b)    Pro Forma Financial Information.

    Not applicable.

    (c)    Exhibits.

    Not applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

QUEST OIL CORPORATION
/s/	Cameron King_________________________
By:	Cameron King
Its:	CEO and President